EXHIBIT 10.17


                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (this "Agreement"), is entered into this 1st day of July 2000 by and between GEATON A. DECESARIS, JR., residing at 5806 Sonny Drive, Lothian, Maryland 20711, (the "Executive") and WASHINGTON HOMES, INC., a Maryland corporation with its principal offices at 1802 Brightseat Road, Landover, Maryland 20875-4235 (the "Company").

                                    Recitals

     WHEREAS, the Company desires to provide for the service and employment of the Executive with the Company and the Executive wishes to perform services for the Company, all in accordance with the terms and conditions provided herein;

     NOW, THEREFORE, IN CONSIDERATION of the mutual premises, covenants and agreements set forth below, it is hereby agreed as follows:

                                    Agreement


1. Employment; Term.

     (a) The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment by the Company, as the Company's Chairman of the Board, President and Chief Executive Officer, such employment to commence as of July 1, 2000 (the "Commencement Date"), and to continue until the close of business on June 30, 2003, subject to extension as provided in this Section l(a), unless sooner terminated in accordance herewith (the "Initial Employment Period"). On each June 30, commencing with June 30, 2001, the term of the Executive's employment hereunder shall be automatically extended for twelve (12) months unless either he or the Company shall have given written notice to the other that such automatic extension shall not occur, which notice shall have been given no later than thirty (30) days prior to the relevant June 30th (the Initial Employment Period, together with any extensions, until termination in accordance herewith, is referred to herein as the "Employment Period").

     (b) The Company also hereby agrees that the Executive currently serves as a director on the Board of Directors of the Company (the "Board"), and as a director and either the President or Chairman of the Board of Directors of each Subsidiary(as defined in Section 17 hereof), and the Executive hereby accepts such appointments.

     (c) The Executive shall have the responsibilities, duties and authority commensurate with his positions as the Chairman of the Board, President and Chief Executive Officer of the Company, including, without limitation, the general supervision and control over, and responsibility for, the general management and operation of the Company and its Subsidiaries, subject, however, to the supervision of the Board insofar as such supervision is required by the Maryland General Corporation Law, and the Company's Articles of Incorporation and By-Laws. Such responsibilities, duties and authority shall not be expanded or contracted without the express consent of the Executive.

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The Executive will report only to the Board.

     (d) The Executive will devote his full time and his best efforts to the business and affairs of the Company and its subsidiaries; provided, however, that nothing contained in this Section 1 shall be deemed to prevent or limit the Executive's right to: (i) make investments in the securities of any publicly-owned corporation; or (ii) make any other investments with respect to which he is not obligated or required to, and to which he does not in fact, devote substantial managerial efforts which materially interfere with his fulfillment of his duties hereunder; or (iii) to continue to serve on boards of directors on which he currently serves and to serve in such other positions with non-profit and for-profit organizations as to which the Board may from time to time consent, which consent shall not be unreasonably withheld or delayed.

     (e) The principal location at which the Executive will perform his duties will be the Company's principal offices. The Company's principal offices may be transferred by the Executive or by the Board, with the Executive's consent. In the event of such a transfer, the Company will pay moving, temporary living and other reasonable expenses in connection with the Executive's relocation from his present primary residence to a location in proximity to the Company's principal offices.

2. Salary; Bonuses; Expenses.

     (a) During the Employment Period, the Company will pay a salary to the Executive at the annual rate of Five Hundred Thousand Dollars ($500,000) per year (the "Base Salary"), payable in substantially equal installments in accordance with the Company's existing payroll practices. The Company will increase the Executive's Base Salary on a yearly basis, effective as of July 1 on each anniversary date of this Agreement, by an amount equal to 10% of the Base Salary as in effect for the prior year.

     (b) For each annual period commencing July 1, 2000, the Executive shall be eligible to receive a cash bonus of 50% of his Base Salary if the Company achieves a pre-tax return-on-equity ("ROE") in any fiscal year of at least 15%. If the Company achieves a pre-tax ROE of 20% in any fiscal year, the Executive will be entitled to receive a cash bonus of 100% of his Base Salary. In addition, in the event that the Company's pre-tax ROE is in excess of 20% in any fiscal year, the Executive will also be entitled to receive, as an additional cash bonus, 5% of the amount by which the Company's pre-tax ROE exceeds 20% in any fiscal year. The Executive's annual bonus determined in accordance with this
Section 2(b) is referred to herein as the "Annual Bonus."

     (c) The Executive is authorized to incur and shall be reimbursed by the Company for all reasonable expenses, including, but not limited to travel, lodging, meal and other expenses as determined by him in his sole discretion, incurred by him in carrying out his duties hereunder.

3. Stock Options.

     (a) The  company  hereby  grants to the  Executive,  in  accordance  with a

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resolution  adopted by the  Compensation  Committee of the Board of Directors of
the Company at a meeting held on June 29, 2000, a non-statutory stock option (the "Stock Option") to acquire 50,000 of the Company's common stock, $0.01 par value per share (the "Common Stock"). The date of the grant of the Stock Option will be June 30, 2000. The exercise price of the Stock Option will be the closing price of the Company's Common Stock on the New York Stock Exchange on the date of grant. The Stock Option will be exercisable immediately on the date of grant and will remain exercisable for a period of ten (10) years from the date of grant. The Executive will be vested with respect to the Stock Option in accordance with the following vesting schedule

    Amount Vested            Date of Vesting
    -------------            ---------------
    25%                      Date of Grant
    25%                      First Anniversary from Date of Grant
    25%                      Second Anniversary from Date of Grant
    25% (fully vested)       Third Anniversary from Date of Grant

The Stock Option has been granted pursuant to a resolution adopted by the Board of Directors of the Company at a meeting held on June 29, 2000 and pursuant to a nonstatutory stock option agreement attached hereto as Exhibit B. The Executive's aggregate annual bonus determined in accordance with this Section 3(a) is referred to herein as the "Stock Option Grant."

     (b) The Company agrees that it will use its best efforts to comply with the requirements of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), as such rule shall be in effect from time to time, or with any successor provision to said rule (Rule 16b-3") such that in the event the Executive shall become subject to Section 16 (or a successor provision) of the 1934 Act with respect to shares of the Company's capital stock, the Executive shall be afforded the benefits of Rule 16b-3 with respect to such options, including without limitation providing for the grant of restricted stock or options pursuant to stock plans which comply with Rule 16b-3 and permit the terms of options contemplated by this Agreement.

4. Benefit Plans; Vacations. In connection with the Executive's employment hereunder, he shall be entitled during the Employment Period (and thereafter to the extent provided in Section 5(f) hereof) to the following additional benefits:

     (a) At the Company's expense, such fringe benefits, including, without limitation, group medical and dental, life, executive life, accident and disability insurance and retirement plans and supplemental and excess retirement benefits, as the Company may provide from time to time for its senior management.

     (b) The Executive shall be entitled to no less than the number of vacation days in each calendar year determined in accordance with the Company's vacation policy as in effect from time to time, but not

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less than four (4) weeks in any calendar  year  (prorated  in any calendar  year during which he is employed hereunder for less than the entire year in accordance with the number of days in such calendar year in which he is so employed). The Executive shall also be entitled to all paid holidays and personal days given by the Company to its executives.

     (c) The Company shall lease an automobile for the Executive substantially similar to the automobile currently leased for the Executive and shall pay all expenses, including but not limited to insurance, repair and maintenance, incurred by the Executive in connection with the use of the automobile during the Employment Term.

     (d) Nothing herein contained shall preclude the Executive, to the extent he is otherwise eligible, from participation in all group insurance programs or other fringe benefit plans which the Company may from time to time in its sole and absolute discretion make available generally to its personnel, or for personnel similarly situated, but the Company shall not be required to establish or maintain any such program or plan except as may be otherwise expressly provided herein.

     (e) The Executive shall be entitled to participate in all other Company benefit plans, as well as any supplemental benefit or perquisite plans as the Company may provide from time to time for its senior executives, on a basis commensurate with his position.

5. Termination, Change in Control and Reassignment of Duties.

     (a) Termination By Company. The Company shall have the right to terminate the Executive's employment under this Agreement for Cause (as defined below) at any time without obligation to make any further payments to the Executive hereunder. The Company shall have the right to terminate the Executive's employment for any reason other than for Cause only upon at least ninety (90) days prior written notice to him, except as otherwise provided in Section 5(b), which Section shall apply in the event the Executive becomes unable to perform his obligations hereunder by reason of Disability (as defined below). In the event the Company terminates the Executive's employment hereunder for any reason other than for Cause or Disability, then for the purpose of effecting a transition during the ninety (90) day notice period of the management of the Company from the Executive to another person or persons, during such period the Company may reassign the Executive's duties hereunder to another person or other persons. Such reassignment shall not reduce the Company's obligations hereunder to make salary, bonus and other payments to the Executive and to provide other benefits to him during the remainder of his employment and following the termination of employment, including without limitation the use of his office and secretarial services during the remainder of his employment.

     As used in this Agreement, the term "Cause" shall mean: (i) the willful and continued failure by the Executive to substantially perform his duties hereunder (other than (A) any such willful or continued failure resulting from his incapacity due to physical or mental illness or physical injury or (B) any such actual or anticipated failure after the issuance of a notice of termination by the Executive for Good Reason (as defined below)), after demand for substantial performance is delivered by the Company to the Executive that specifically identifies the manner in which the Company believes the Executive has not substantially performed his duties; or (ii) the willful engaging by the Executive in misconduct which is materially injurious to the Company, monetarily or otherwise; or (iii) the conviction of a felony by a court of competent jurisdiction. For purposes of this paragraph, no act, or failure to act, on the part of the Executive shall be considered "willful" unless done or omitted to be done by him in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive's employment shall not be deemed to have been terminated for Cause unless (A) reasonable notice shall have been given to him setting forth in detail the reasons for the Company's intention to terminate for Cause, and if such termination is pursuant to clause (i) or (ii) above and any damage to the Company is curable, only if Executive has been provided a period of ten (10) business days from receipt of such notice to cease the actions or inactions, and he has not done so; (B) an opportunity shall have been provided for the Executive, together with his counsel, to be heard before the Board; and (C) if such termination is pursuant to clause (i) or (ii) above, delivery shall have been made to the Executive of a notice of termination from the Board finding that in the good faith opinion of a majority of the Board (excluding the Executive) he was guilty of conduct set forth in clause (i) or (ii) above, and specifying the particulars thereof in detail.


     (b) Termination upon Disability and Temporary Reassignment of Duties Due to Disability.

          (i) If the Executive becomes totally and permanently disabled during the Employment Period so that he is unable to perform his obligations hereunder by reasons involving physical or mental illness or physical injury (A) for a period of ninety (90) consecutive days, or (B) for an aggregate of ninety (90) days during any period of twelve (12) consecutive months ("Disability"), then the term of the Executive's employment hereunder may be terminated by the Board within sixty (60) days after the expiration of said ninety (90) day period (whether consecutive or in the aggregate, as the case may be), said termination to be effective ten (10) days after written notice to the Executive. In the event the Company shall give a notice of termination under this Section 5(b)(i), then the Company may reassign the Executive's duties hereunder to another person or other persons. Such reassignment shall not reduce the Company's obligations hereunder to make salary, bonus and other payments to the Executive and to provide other benefits to him, during the remainder of his employment and following the termination of employment.

          (ii) During any period that the Executive is totally disabled such that he is unable to perform his obligations hereunder by reason involving physical or mental illness or physical injury, as determined by a physician chosen by the Company and reasonably acceptable to the Executive (or his legal representative), the Company may reassign the Executive's duties hereunder to another person or other persons, provided if the Executive shall again be able to perform his obligations hereunder, all such duties shall again be the

Executive's duties. The cost of any examination by such physician shall be borne by the Company. Notwithstanding the foregoing, if the Executive has been unable to perform his obligations hereunder for reasons involving physical or mental illness or physical injury for a period of ninety (90) consecutive days or an aggregate of ninety (90) days during any period of twelve (12) consecutive months, then a determination by a physician of disability will not be required prior to any such reassignment. Any such reassignment shall not be a termination of employment and in no event shall such reassignment reduce the Company's obligations to make salary, bonus and other payments to the Executive and to provide other benefits to him under this Agreement during his employment or, if applicable, following a termination of employment.

     (c) Termination by Executive. The Executive's employment may be terminated by him by giving written notice to the Company as follows: (i) at any time by notice of at least thirty (30) days; (ii) at any time by notice for a Good Reason, effective upon giving such notice; (iii) at any time, if his health should become impaired, provided he has obtained a written statement from a qualified doctor to such effect, effective upon giving such notice; or (iv) at any time following but prior to the first anniversary of a Change in Control (as defined below), effective upon giving such notice. In the event of a termination by the Executive of his employment, the Company may reassign the Executive's duties hereunder to another person or other persons.

     As used herein, a "Good Reason" shall mean any of the following:

          (A) Failure to be nominated by the Board for election to the Board at any time such nominations are made, or failure of the stockholders of the Company to elect the Executive to the Board, or failure of the Board to elect the Executive as Chairman of the Board, President and Chief Executive Officer of the Company, or failure to be nominated by the Board of Directors of any Subsidiary for election to such Board of Directors at any time such nominations are made, or failure of the stockholders of any Subsidiary to elect the Executive to the Board of Directors of such Subsidiary, or failure of the Board of Directors of any Subsidiary to elect the Executive as President or Chairman of the Subsidiary, or removal from the Board, the Board of Directors of a Subsidiary or any such office of the Company or of a Subsidiary, provided that such failure or removal is not in connection with a termination of the Executive's employment hereunder for Cause in accordance with Section 5(a) and provided further that any notice of termination hereunder shall be given by the Executive within ninety (90) days of such failure or removal;

          (B) Material change by the Company in the Executive's authority, functions, duties or responsibilities as Chairman of the Board, President and Chief Executive Officer of the Company (including, without limitation, material changes in the control or structure of the Company) which would cause his position with the Company to become of less responsibility, importance, scope

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


     or dignity than his position as of the Commencement Date, provided that (I) such material change is not in connection with a termination of Executive's employment hereunder for Cause in accordance with Section 5(a), (II) such material change is not made in accordance with Section 5(a) following a termination of Executive's employment by the Company other than for Cause or Disability, (III) such material change is not made in accordance with
     Section 5(b) pertaining to disability, including without limitation the time period restrictions applicable thereunder, and (IV) any notice of termination hereunder shall be given by him within ninety (90) days of when he becomes aware of such change; or

          (C) Failure by the Company to comply with any provision of Section 1, 2, 3, 4 or 8 of this Agreement, which has not been cured within fifteen
     (15) days after notice of such noncompliance has been given by the Executive to the Company, provided any notice of termination hereunder shall be given by the Executive within ninety (90) days after the end of such fifteen (15) day period;

          (D) Failure by the Company to obtain an assumption of this Agreement by a successor in accordance with Section 14 unless payment or provision for continuation of benefits under this Agreement have been made in a manner permitted by Section 5; and

          (E) Any purported termination by the Company of the Executive's employment which is not effected in accordance with the terms of this Agreement, including without limitation pursuant to a notice of termination not satisfying the requirements set forth herein (and for purposes of this Agreement no such purported termination by the Company shall be effective), which has not been cured within ten (10) days after notice of such nonconformance has been given by the Executive to the Company, provided any notice of termination hereunder shall be given by the Executive within thirty (30) days of receipt of notice of such purported termination.

          (F) The Company  giving to the  Executive the notice  contemplated  by
     Section 1(a) of this Agreement.

     For purpose of this Agreement, a "Change in Control" of the Company shall have the same meaning as set forth in Exhibit A hereto.

     (d) Severance Compensation.

          (i) Termination for Good Reason or Other than for Cause. In the event the Executive's employment hereunder is terminated (A) by the Executive or by the Company (or its successors) following a Change in Control, or (B) by the Executive for a Good Reason or (C) by the Company other than for Cause (including without limitation in the event the Company elects at any time not to automatically extend the Executive's employment hereunder pursuant to the second sentence of Section 1(a) hereof), the Executive shall be entitled, in addition to the other compensation and benefits herein provided for, to severance compensation in an aggregate amount equal to three times the sum of the Final Average Base Salary and the Final Average Annual Bonus where

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


     (A) the "Final Average Base Salary" means the average of the Executive's Annual Base Salary as in effect for each of the three years preceding the date of termination and commencing no earlier than July 1, 2000 (or, if shorter, the number of years from July 1, 2000 to the date of termination) and (B) the "Final Average Bonus" means the average of the annual bonuses awarded to the Executive pursuant to Section 2(b) of this Agreement with respect to the three years preceding the date of termination and commencing no earlier than July 1, 2000 (or, if shorter, the number of years from July 1, 2000 to the date of termination; provided that if the Executive's employment is terminated prior to his eligibility to earn an Annual Bonus for the period July 1, 2000 to June 30, 2001, then for purposes of making the aforementioned computation he shall be deemed to have earned the maximum Annual Bonus to which he would have been entitled assuming the attainment by the Executive of the specified performance and other targets related to designated performance and other goals selected by the Compensation Committee under the Performance Compensation Plan), payable in a lump sum at the end of the calendar month in which the termination date occurs; provided, however, that if the Executive's employment is terminated following a Change in Control or is terminated by the Company other than for Cause in anticipation of a Change in Control, such severance compensation shall be paid in one lump sum on the date of such termination.

          (ii) Termination Following Disability. In the event the Executive's employment should be terminated by the Company as a result of Disability in accordance with Section 5(b) hereof, then the Executive shall be entitled, in addition to the other compensation and benefits herein provided for, to severance compensation in an aggregate amount equal to three times the sum of the Final Average Base Salary as defined in Section 5(d)(i)above, plus the Final Average Bonus as defined in Section 5(d)(i) above payable in a lump sum at the end of the calendar month in which the termination date occurs, reduced by the amount of any disability insurance proceeds actually paid to the Executive or for his benefit during the said time period.

     (e) Effect of Termination or Change in Control upon Equity Compensation.

          (i) In the event the Executive's employment hereunder is terminated by the Company for any reason other than for Cause (including without limitation an election by the Company not to automatically extend the Executive's employment hereunder pursuant to the second sentence of Section l(a) hereof), or in the event the Executive should terminate his employment for Good Reason, then any unexpired options held by the Executive (or his assignee) entitling the Executive (or his assignee) to purchase securities of the Company shall, notwithstanding any contrary provision in the agreement or plan pursuant to which such options were granted, vest and/or be exercisable for the remainder of the original term of such option as set forth in the pertinent option agreement.

          (ii) In the event the Executive's employment hereunder is terminated by the Company for Cause or the Executive voluntarily terminates his employment (other than for "Good Reason," death or "Disability"), then effective upon the date such termination is effective, any options not previously vested shall be forfeited,

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


     unless there shall be a contrary provision in the agreement or plan pursuant to which such options were granted.

          (iii) In the event of the Executive's death while employed or in the event the Executive's employment should terminate as a result of Disability, then, any unexpired options held by the Executive (or his assignee) entitling the Executive (or his assignee) to purchase securities of the Company shall, notwithstanding any contrary provision in the agreement or plan pursuant to which such options were granted, be vested and/or be exercisable for the remainder of the original term of such option as set forth in the pertinent option agreement.

          (iv) In the event of a Change in Control while the Executive is employed, then as of the date immediately prior to the date such Change in Control shall occur, any options held by the Executive (or his assignee) entitling the Executive (or his assignee) to purchase securities of the Company, which restricted stock or options are subject to vesting, shall, notwithstanding any contrary provision in the agreement or plan pursuant to which such options were granted, become fully vested and any such options shall become exercisable as of such date and shall remain exercisable during the respective terms of such options as set forth in the pertinent option agreement.

     (f) Continuation of Benefits, etc.

          (i) Subject to the Sections 5(f)(ii) and 5(f)(iii) below, in the event the Executive's employment hereunder is terminated by the Executive for a Good Reason or by the Company other than for "Cause" (including, without limitation, death or "Disability" or in the event the Company elects not to automatically extend the Executive's employment hereunder pursuant to the second sentence of Section l(a) hereof):

               (A) The Executive shall continue to be entitled to the benefits that the Executive was receiving or to which the Executive was entitled, as of the date immediately preceding the applicable termination date, pursuant to Section 4 hereof at the Company's expense for a period of time following the termination date ending on the first to occur of (I) the third anniversary of the termination date or (II) the date on which the Executive commences full-time employment by another employer, but only if and to the extent the Executive is eligible to receive through such other employer benefits which are at least equivalent on an aggregate basis to those benefits the Executive was receiving or to which the Executive was entitled under Section 4 hereof as of immediately preceding the applicable termination date. If because of limitations required by third parties or imposed by law, the Executive cannot be provided such benefits through the Company's plans, then the Company will provide the Executive with substantially equivalent benefits, on an aggregate basis, at the Company's expense. For purposes of the determination of any benefits which require a particular period of employment by the Company and/or the attainment of a particular age while employed by the Company in order to be payable, the Executive shall be treated as having continued in the employment of the Company during such period of time as the Executive is entitled to receive benefits under this Section 5(f). At such time as the Company is no longer required to provide the Executive with life and/or disability insurance, as the case may be, the Executive shall be entitled at the Executive's expense to convert such life and disability insurance, as the case may be, except if and to the extent such conversion is not available from the provider of such insurance.

          (ii) In the event the Executive's employment is terminated following a Change in Control or is terminated by the Company other than for Cause in anticipation of a Change in Control, the Company shall pay to the Executive, in lieu of providing the benefits contemplated by Section 5(f)(i) above, an amount in cash equal to the aggregate reasonable expenses that the Company would incur if it were to provide such benefits for a period of time following the termination date ending on the third anniversary of the termination date, which amount shall be paid in one lump sum on the date of such termination.

          (iii) With respect to any termination of the Executive's employment (other than by the Company for "Cause" or a voluntary termination by the Executive) as described in sections 5(f)(i) and 5(f)(ii) above, the Executive shall be entitled to receive continued participation in medical, dental and life insurance coverage until (A) the Executive receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (B) the third anniversary from the date of the Executive's termination; provided that (I) if the Executive is precluded from continuing his participation in any applicable Executive benefit plan or program as described above and in
     Section 4, he shall be provided with the after-tax economic equivalent of the benefits provided under the plan or program in which he is able to participate for the period specified above, (II) the economic equivalent of any benefit forgone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (III) payment of such after-tax economic equivalent shall be made quarterly in advance.

               (g) Accrued Compensation. In the event of any termination of the Executive's employment for any reason, the Executive (or his estate) shall be paid such portion of his Base Salary and bonuses as he has accrued (including without limitation as provided below) by virtue of his employment during the period prior to termination and has not yet been paid, together with any amounts for expense reimbursement and similar items which have been properly incurred in accordance with the provisions hereof prior to termination and have not yet been paid. Such amounts shall be paid within ten (10) days of the termination date. The amount due to the Executive (or his estate) under this
          Section 5(g) in payment of any bonus or stock option, including without limitation the Annual Bonus and/or the Stock Option Grant, shall be a proportionate amount of the bonus or stock option that would next be payable (or vested) to him and would otherwise have been due (or vested) to the Executive if such termination had not occurred and such bonus or stock option had been fully earned or vested, and which proportion shall be based on the number of elapsed days in the applicable bonus period prior to the termination date and in which the termination date occurs.

               (h) Resignation. If the Executive's employment hereunder shall be terminated by him or by the Company in accordance with the terms set forth herein, then effective upon the date such termination is effective, he will be deemed to have resigned from all positions as an officer and Director of the Company and of any of its Subsidiaries, except as the parties (or with respect to positions with a Subsidiary, the Executive and the Subsidiary) may otherwise agree.

               (i) Certain Tax Consequences. Whether or not the Executive becomes entitled to the payments and benefits described in this
          Section 5, if any of the payments or benefits received or to be received by the Executive in connection with a change in ownership or control of the Company (a "Statutory Change in Control"), as defined in section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a Statutory Change in Control or any person affiliated with the Company or such person) (collectively, the "Severance Benefits") will be subject to any excise tax (the "Excise Tax") imposed under section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall pay to the Executive an additional amount equal to the Excise Tax, plus any additional taxes resulting from the payment to the Executive by the Company for such Excise Tax (the "Excise Tax Payment").

     For purposes of determining whether any of the Severance Benefits will be subject to the Excise Tax and the amount of such Excise Tax:

          (i) all of the Severance Benefits shall be treated as "parachute payments" within the meaning of Code section 280G(b)(2), and all "excess parachute payments" within the meaning of Code section 280G(b)(1) shall be treated as subject to the Excise Tax, unless, in the opinion of tax counsel selected by the Company and reasonably acceptable to the Executive, such other payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Code section 280G(b)(4)(A), or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered, within the meaning of Code section  280G(b)(4)(B),  in excess of the "Base  Amount" as defined in Code section 280G(b)(3) allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax; and

          (ii) the value of any non-cash benefits or any deferred payment or benefit shall be determined by a certified public accountant as is selected by the Company and is reasonably acceptable to the Executive, in accordance with the principles of Code section 280G(d)(3) and (4).

     In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time of termination of the Executive's employment, the Executive shall repay to the Company, at the time that the amount of such reduction in

Excise Tax is finally determined (the "Reduced Excise Tax"), the difference of the Excise Tax Payment and the Reduced Excise Tax, plus an additional amount representing the difference between (A) the amount of any additional taxes paid by the Company to the Executive for such Excise Tax and (B) the amount of any additional taxes which should have been paid to the Executive by the Company with respect to such Reduced Excise Tax. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time of the termination of the Executive's employment (including by reason of any payment the existence or amount of which could not be determined at the time of the Excise Tax Payment), the Company shall make an additional Excise Tax payment in respect of such excess (plus any interest or penalties payable by the Executive with respect to such excess) at the time that the amount of such excess if finally determined, plus any additional taxes resulting from the payment to the Executive by the Company for such excess and the interest and penalties thereon. The Executive and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax with respect to the Severance Benefits.

6. Confidential Information; Non-Solicitation; Non-Competition;
   Restrictions on Dispositions of Equity Securities.

     (a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret, confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and that shall not have been or now or hereafter have become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). During the Employment Period and for a period of one year thereafter, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it.

     (b) The Executive shall not, at any time during the Employment Period and for a period of one year thereafter (x) attempt to bid in opposition to the Company or otherwise interfere with any prospective land acquisition or other business opportunity which the Company has under contract, or is negotiating or evaluating or (y) recruit, solicit for employment, hire or engage any employee or consultant of the Company or any person who was an employee or consultant of the Company within one (1) year prior to the date of termination. The Executive acknowledges that these provisions (I) have been specifically bargained for by the Company and are supported by separate and specific consideration provided to him by the Company and (II) are necessary for the Company's protection and are not unreasonable. The duration and the scope of these restrictions on the Executive's activities are divisible, so that if any provision of this paragraph is held or deemed to be invalid, that provision shall be automatically modified to the extent necessary to make it valid. The provisions contained in this paragraph of Section 6(b) of this Agreement shall not be applicable to the Executive in the event that his employment is terminated as a result of or in anticipation of a "Change in Control."

     (c)  Executive  agrees that any breach of the  covenants  contained in this
Section 6 would irreparably injure the Company. Accordingly, Executive agrees that the Company may, in addition to pursuing any other remedies it may have in law or in equity, withhold payment of any amounts due hereunder and obtain an injunction against Executive from any court having jurisdiction over the matter restraining any further violation of this Agreement by Executive.

7. Enforceability. If any provision of this Agreement shall be deemed invalid or unenforceable as written, this Agreement shall be construed, to the greatest extent possible, or modified, to the extent allowable by law, in a manner which shall render it valid and enforceable and any limitation on the scope or duration of any such provision necessary to make it valid and enforceable shall be deemed to be a part thereof. No invalidity or unenforceability of any provision contained herein shall affect any other portion of this Agreement unless the provision deemed to be so invalid or unenforceable is a material element of this Agreement, taken as a whole.

8. Legal Expenses. The Company shall pay the Executive's reasonable fees for legal and other related expenses associated with any disputes arising hereunder or under the stock option agreements referred to herein if a court of competent jurisdiction shall render a final judgement in favor of the Executive on the issues in such dispute, from which there is no further right of appeal. If it shall be determined in such judicial adjudication that the Executive is successful on some of the issues in such dispute, but not all, then the Executive shall be entitled to receive a portion of such legal fees and other expenses as shall be appropriately prorated.

9. Notices. All notices which the Company is required or permitted to give to the Executive shall be given by registered or certified mail or overnight courier, with a receipt obtained, addressed to the Executive at the address referred to above, or at such other place as the Executive may from time to time designate in writing, or by personal delivery, and to counsel for the Executive as may be requested in writing by the Executive from time to time. All notices which the Executive is required or permitted to give to the Company shall be given by registered or certified mail or overnight courier, with a receipt obtained, addressed to the Company at the address set forth above, or at such other address as the Company may from time to time designate in writing, or by personal delivery, and to counsel for the Company as may be requested in writing by the Company. A notice will be deemed given upon the mailing thereof or delivery to an overnight courier for delivery the next business day, except for a notice of a change of address, which will not be effective until receipt, and except as otherwise provided in Section 5(a).

10. Waivers. No waiver by either party of any breach or nonperformance of any provision or obligation of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision of this Agreement.

11. Headings; Other Language. The headings contained in this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement. In this Agreement, as the context may require, the singular includes the plural and the singular, the masculine gender includes both male and female reference, the word "or" is used in the inclusive sense and the words "including," "includes," and "included" shall not be limiting.

12. Counterparts. This Agreement may be executed in duplicate counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement.

13. Agreement Complete; Amendments. This Agreement, together with the stock option agreement pertaining to the stock option referred to in Section 3(a) hereof, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. This Agreement may not be amended, supplemented, canceled or discharged except by a written instrument executed by both of the parties hereto, provided, however, that the immediately foregoing provision shall not prohibit the termination of rights and obligations under this Agreement which termination is made in accordance with the terms of this Agreement.

14. Benefit and Binding Nature/Nonassignability. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the respective parties hereto. This Agreement and the rights and obligations hereunder are personal to the Company and the Executive and are not assignable or transferable to any other person, firm or corporation without the consent of the other party, except as contemplated hereby; provided, however, in the event of the merger or consolidation of the Company, whether or not the Company is the surviving or resulting corporation, the transfer of all or substantially all of the assets of the Company, or the voluntary or involuntary dissolution of the Company, then the surviving or resulting corporation or the transferee or transferees of the Company's assets shall be bound by this Agreement and the Company shall take all actions necessary to insure that such corporation, transferee or transferees are bound by the provisions of this Agreement, and provided, further, this Agreement shall inure to the benefit of the Executive's estate, heirs, executors, administrators, personal and legal representatives, distributees, devisees, and legatees. Notwithstanding the foregoing provisions of this Section 14, the Company shall not be required to take all actions necessary to insure that a transferee or transferees of the Company's assets are bound by the provisions of this Agreement and such transferee or transferees of the Company's shall not be bound by the obligations of the Company under this Agreement if the Company shall have (a) paid to the Executive or made provision satisfactory to the Executive for payment to him of all amounts which are or may become payable to him hereunder in accordance with the terms hereof and (b) made provision satisfactory to the Executive for the continuance of all benefits required to be provided to him in accordance with the terms hereof.

15. Governing Law. This Agreement will be governed and construed in accordance with the law of Maryland applicable to agreements made and to be performed entirely within such state, without giving effect to the conflicts of laws principles thereof.

16. Survival. The provisions of Sections 3, 5(d), (e), (f), (g) and (h), 6, 7 and 8 hereof, and any stock option agreement entered into as described in or pursuant to Section 3 hereof or during the Executive's employment hereunder shall survive the termination of the Executive's employment as continuing and separate agreements between the parties.

17. Subsidiaries. As used herein, the term "Subsidiaries" shall mean all corporations a majority of the capital stock of which entitling the holder thereof to vote is owned by the Company or a Subsidiary.

18. Interpretation. The Company and the Executive each acknowledge and agree that this Agreement has been reviewed and negotiated by such party and its or his counsel, who have contributed to its revision, and the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of it.





                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                   WASHINGTON HOMES, INC.



                                   BY:  /s/  Christopher Spendley
                                        ----------------------------------------
                                        Christopher Spendley
                                        Senior Vice President and
                                        Secretary


                                    EXECUTIVE



                                        /s/  Geaton A. DeCesaris, Jr.
                                        ----------------------------------------
                                        Geaton A. DeCesaris, Jr.

                                                                       EXHIBIT A


                         Definition of Change in Control



For purposes of this Agreement, a "Change in Control" of the Company shall be deemed to have occurred:

         (a) If any person (as defined in Section 3(a)(9) of the 1934 Act (or any successor provision)), other than the Company, becomes the beneficial owner directly or indirectly of more than fifty percent (50%) of the outstanding Common Stock of the Company, determined in accordance with Rule 13d-3 under the 1934 Act (or any successor provision), or otherwise becomes entitled to vote more than fifty percent (50%) of the voting power entitled to be cast at elections for directors ("Voting Power") of the Company, or in any event such lower percentage as may at any time be provided for in any similar provision for any director or officer of the Company or of any subsidiary approved by the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by Geaton A. DeCesaris, Sr., or Geaton A. DeCesaris, Jr. or members of their family or (iii) any acquisition in which Geaton A. DeCesaris, Sr., or Geaton A. DeCesaris, Jr.
and members of their family control the acquiring entity following the acquisition of the Company or hold forty percent (40%) of the seats on the acquiring entity's Board of Directors;

         (b) If the Company is subject to the reporting requirements of Section 13 or 15(d) (or any successor provision) of the 1934 Act, and any person (as defined in Section 3(a)(9) of the 1934 Act), other than the Company, purchases shares pursuant to a tender offer or exchange offer to acquire Common Stock of the Company (or securities convertible into or exchangeable for or exercisable for Common Stock) for cash, securities or any other consideration, if after consummation of the offer, the person in question is the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the outstanding Common Stock of the Company, determined in accordance with Rule 13d-3 under the 1934 Act (or any successor provision) or such lower percentages as may at any time be provided for in any similar provision for any director or officer of the Company or of any Subsidiary approved by the Board; provided, however, that for purposes of this subsection (b), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by Geaton A. DeCesaris, Sr. or Geaton
A. DeCesaris, Jr. or members of their family or (ii) any acquisition in which Geaton A. DeCesaris, Sr. or Geaton A. DeCesaris, Jr. and members of their family control the acquiring entity following the acquisition of the Company or hold forty percent (40%) of the seats on the acquiring entity's Board of Directors;

         (c) If the stockholders or the Board approve any consolidation or merger of the Company (i) in which the Company is not the continuing or surviving corporation unless such merger is with a Subsidiary at least eighty percent (80%) of the voting power of which is held by the Company or (ii) pursuant to which the holders of the Company's shares of Common Stock immediately prior to such merger or consolidation would not be the holders immediately after such merger or consolidation of at least a majority of the voting power of the Company or such lower percentage as may at any time be provided for in any similar provision for any director or officer of the Company or of any Subsidiary approved by the Board; provided, however, that any merger or consolidation in which Geaton A. DeCesaris, Sr. or Geaton A. DeCesaris, Jr. or members of their family control the acquiring or resulting entity or forty percent (40%) of the seats on such entity's Board of Directors shall not be deemed a "Change in Control";

         (d) The stockholders or the Board shall have approved any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; or

         (e) Upon the election of one or more new directors of the Company, a majority of the directors holding office, including the newly elected directors, were not nominated as candidates by a majority of the directors in office immediately before such election.

         As used in this definition of "Change in Control", "Common Stock" means the Common Stock, or if changed, the capital stock of the Company as it shall be constituted from time to time entitling the holders thereof to share generally in the distribution of all assets available for distribution to the Company's stockholders after the distribution to any holders of capital stock with preferential rights.

         As used in this definition of "Change in Control", "Subsidiary" means any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

                                                                       EXHIBIT B

                             WASHINGTON HOMES, INC.

                            NONSTATUTORY STOCK OPTION

                       Optionee: Geaton A. DeCesaris, Jr.

         1. Grant of Stock Option. As of the Grant Date (identified in Section 18 below) Washington Homes, Inc. a Maryland corporation (the "Company"), hereby grants a Nonstatutory Stock Option (the "Option") to the Optionee (identified above), an employee of the Company to purchase the number of shares of the Company's common stock $0.01 par value per share (the "Common Stock"), identified in Section 18 below (the "Shares"), subject to the terms and conditions of this agreement (the "Agreement"). The Shares, when issued to Optionee upon the exercise of the Option, shall be fully paid and nonassessable, The Option is not an "incentive stock option" as defined in Section 422 of the Internal Revenue Code.

         2. Definitions. All capitalized terms used herein shall have the meanings set forth in Exhibit A hereto unless otherwise provided herein. Section 18 below sets forth meanings for various capitalized terms used in this Agreement.

         3. Option Term. The Option shall commence on the Grant Date (identified in Section 18 below) and terminate on the date immediately prior to the tenth
(10th) anniversary of the Grant Date. The period during which the Option is in effect and may be exercised is referred to herein as the "Option Period".

         4. Option Price. The Option price per Share is identified in Section 18 below.

         5. Vesting. The total number of shares subject to this Option shall vest in accordance with the Vesting Schedule (identified in Section 18 below). The Shares may be purchased at any time after they become vested, in whole or in part, during the Option Period; provided, however, the Option may only be exercisable to acquire whole Shares. The right of exercise provided herein shall be cumulative so that if the Option is not exercised to the maximum extent permissible after vesting, the vested portion of the Option shall be exercisable, in whole or in part, at any time during the Option Period.

         6. Method of Exercise. The Option is exercisable by delivery of a written notice to the Company, signed by the Optionee, specifying the number of Shares to be acquire don, and the effective date of, such exercise. the Optionee may withdraw notice of exercise of this Option at any time prior to the close of business on the business day preceding the proposed exercise date.

         7. Method of Payment. The Option Price upon exercise of the Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Compensation Committee in its discretion, by tendering previously acquired shares having an aggregate Fair Market Value (as defined in Exhibit A hereto) at the time of exercise equal to the total Option Price (provided that the Shares must have been held for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Compensation Committee in its discretion, by withholding shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option price, or (iv) subject to prior approval by the Compensation Committee in its discretion, by a combination of (i), (ii), and (iii) above. Any payment in shares of common stock shall be effected by the delivery of such shares to the Secretary of the company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents as the Secretary may require. if the payment of the Option price is remitted partly in shares, the balance of the payment of the Option price shall be paid in either cash, certified check, bank cashiers' check, or by wire transfer.

         The Compensation Committee, in its discretion, may allow (i) a "cashless exercise" as permitted under Federal Reserve Board's regulation T, 12 CFR Part 220 (or its successor), and subject to applicable securities law restrictions and tax withholdings, or (ii) any other means of exercise which the Compensation Committee, in its discretion, determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, the company shall deliver to or on behalf of the Optionee, in the name of the Optionee or other appropriate recipient, Share certificates for the number of shares purchased under the Option. Such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Optionee or other appropriate recipient.

         8. Restriction on Exercise. The Option may not be exercised if the issuance of such Shares or the method of payment of the consideration for such Shares would constitute a violation of any applicable federal or state securities or other laws or regulations, including any rule under part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve board, or any rules or regulations of any stock exchange on which the Common Stock may be listed.

         9. Termination of employment. Voluntary or involuntary termination of employment and the death or Disability of Optionee shall affect Optionee's rights under the Option as follows:

          (a) Termination for Cause. The vested and non-vested portions of the Option shall terminate immediately and shall not be exercisable to any extent if Optionee's employment with the company is terminated for Cause (as defined in Exhibit A hereto at the time of such termination).

          (b) Other Involuntary Termination or voluntary Termination. If Optionee's employment with the Company is terminated for any reason other than for Cause, death or Disability (as defined in Exhibit A hereto at the time of termination), then (i) the Option will immediately terminate to the extent it is unvested and (ii) the vested portion of the Option will terminate to the extent not exercised within 180 calendar days after the date of such termination. In no event may the Option be exercised by anyone after the earlier of (i) the expiration of the Option Period or (ii) 180 calendar days after termination of employment.

          (c) Death or Disability. If Optionee's employment with the Company is terminated by death or disability, then (i) the Option will immediately terminate to the extent it is unvested and (ii) the vested portion of the Option will terminate 180 calendar days after the date of such termination to the extent not exercised by Optionee or, in the case of death, by the person or persons to whom Optionee's rights under the Option have passed by will or by the laws of descent and distribution or, in the case of Disability, by Optionee's legal representative. In no event may the Option be exercised by anyone after the earlier of (i) the expiration of the Option Period or (ii) 180 days after the Optionee's death or termination of employment due to disability.

         10. Independent Legal and Tax Advice. Optionee acknowledges that the Company has advised Optionee to obtain independent legal and tax advice regarding the grant and exercise of the Option and the disposition of any Shares acquired thereby.

         11. Reorganization of Company. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         In the event of a "Change in Control" of the Company (as defined in Exhibit A hereto at the time of such event), all of the Option then outstanding shall become 100% vested and immediately and fully exercisable.

         12. Adjustment of Shares. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving company, appropriate adjustments shall be made to the terms and provisions of this Option as provided in the Plan.

         13. No Rights in Shares. Optionee shall have no rights as a stockholder in respect of the Shares until the Optionee becomes the record holder of such Shares.

         14. Investment Representation. Optionee will enter into such written representation, warranties and agreements as Company may reasonably request in order to comply with any federal or state securities law. Moreover, any stock certificate for any Shares issued to Optionee hereunder may contain a legend restricting their transferability as determined by the Company in its discretion. Optionee agrees that Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of Shares hereunder to comply with any law, rule or regulation that applies to the Shares subject to the Option.

         15. No Guarantee of Employment. The Option shall not confer upon Optionee any right to continued employment with the Company.

         16. Withholding of Taxes. The Company shall have the right to (a) make deductions from the number of Shares otherwise deliverable upon exercise of the Option in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (b) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.

         17. General.

          (a) Notices. All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their signatures below or at such other address as may be designate din writing by either of the parties to one another. notices shall be effective upon receipt.

          (b) Shares Reserved. The Company shall at all times during the Option period reserve and keep available under the Plan such number of shares as shall be sufficient to satisfy the requirements of this Option.

          (c) Nontransferability of Option. The Option granted pursuant to this Agreement is not transferable other than by will, the laws of descent and distribution or by a qualified domestic relations order (as defined in
     Section 414(p) of the Internal Revenue Code). The Option will be exercisable during Optionee's lifetime only by Optionee or by Optionee's legal representative in the event of Optionee's Disability. no right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, obligations or torts of Optionee.

          (d)  Amendment  and   Termination.   No  amendment,   modification  or
     termination of the Option or this Agreement shall be made at any time without the written consent of Optionee and Company.

          (e) No Guarantee of Tax Consequences. the Company and the Committee make no commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option. the Optionee has been advised and been provided the opportunity to obtain independent legal and tax advice regarding the grant and exercise of the Option and the disposition of any Shares acquired thereby.

          (f) Severability. In the event that any provision of this Agreement shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Agreement, and the Agreement shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

          (g) Supersedes Prior Agreements. This Agreement shall supersede and replace all prior agreements and understandings, oral or written, between the Company and the Optionee regarding the grant of the Options covered hereby.

          (h) Governing Law. The Option shall be construed in accordance with the laws of the State of Maryland without regard to its conflict of law provision, to the extent federal law does not supersede and preempt Maryland law.

         18. Definitions and Other Terms. The following capitalized terms shall have those meanings set forth opposite them:

               (a)  Optionee: Geaton A. DeCesaris, Jr.

               (b)  Grant Date: June 30, 2000

               (c) Shares: Fifty Thousand (50,000) Shares of the Company's Common Stock

               (d)  Option Price: Six dollars ($6.00) per Share

               (e) Option Period: June 30, 2000 through June 30, 2010 until 11:59 p.m.

               (f) Vesting Schedule: Options for 12,500 of the Shares shall vest on the Grant Date, and Options for an additional one-third of the Shares shall vest on each subsequent anniversary of the Grant Date until fully vested, as follows:


                    Date                                Options Vesting
                    ----                                ---------------
                    June 30, 2001                              12,500
                    June 30, 2002                              12,500
                    June 30, 2003                              12,500
                            Total                              50,000
                                                               ======


         IN WITNESS WHEREOF, the Company has, as of June 30, 2000, caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has hereunto set his hand as of the same date.

                                    WASHINGTON HOMES, INC.


                                    By:     /s/ Christopher Spendley
                                            ------------------------------------
                                            Christopher Spendley, Senior Vice
                                            President and Secretary

                                    Washington Homes, Inc.
                                    1802 Brightseat Road
                                    Landover, MD  20785-4235

                                    Attention:  Christopher Spendley, Senior
                                                Vice president and Secretary


                                    OPTIONEE


                                             /s/ Geaton A. DeCesaris, Jr.
                                             -----------------------------------
                                             Geaton A. DeCesaris, Jr.


                                    Address:

                                    5806 Sonny Drive
                                    Lothian, MD   20711

                                    Exhibit A

               Definitions for Nonstatutory Stock Option Agreement
                            for Geaton DeCesaris, Jr.


         (a) Cause. When used in connection with the termination of a Grantee's Employment, Cause shall mean the termination of the Grantee's Employment by the Company by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of an act of fraud upon the Company; (iii) the willful and proven theft, embezzlement or other misappropriation of any funds or property of the Company by the Grantee;
(iv) the willful and continued failure by the Grantee to perform the material duties assigned to him; (v) the knowing engagement by the Grantee in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any activity which competes with the business of the Company or which would result in a material injury to the business, reputation or goodwill of the Company;
(vii) the unauthorized disclosure of trade secrets or proprietary information of the Company or of a third party who has entrusted such information to the Company, (viii) the knowing and intentional engagement in any activity which would constitute a material violation of the provisions of the Company's policies and procedures manual, if any, then in effect; or (ix) a termination for cause as defined in any employment agreement with the Grantee. For purposes of this definition of "Cause", the term "Company" shall also refer to any Parent or Subsidiary.

         (b) Disability. As determined by the Compensation Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Compensation Committee and, in this respect, the Grantee shall submit to an examination by such physician upon request.

         (c) Fair Market Value. The fair market value of one share of Common Stock on the date in question, which is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted n the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System.

         If the Common Stock is not traded in accordance with clauses (i), (ii) or (iii) of the preceding paragraph at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Compensation Committee in its discretion exercised in good faith. In this respect, the Compensation Committee may rely on such financial data, valuations or experts as it deems advisable under the circumstances.

         (d) For purposes of this Nonstatutory Stock Option Agreement, a "Change in Control": of the Company shall be deemed to have occurred:

               (i) If any person (as defined in Section 3(a)(9) of the Exchange Act (or any successor provision)), other than the Company, becomes the beneficial owner directly or indirectly of more than fifty percent (50%) of the outstanding common Stock of the Company, determined in accordance with Rule 13d-3 under the Exchange Act (or any successor provision), or otherwise becomes entitled to vote more than fifty percent (505) of the voting power entitled to be cast at elections for directors ("Voting Power") of the company, or in any event such lower percentage as may at any time be provided for in any similar provision for any director or officer of the company or of any Subsidiary approved by the Board; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by Geaton A. DeCesaris, Sr., or Geaton A. DeCesaris, Jr. or members of their family or (C) any acquisition in which Geaton
          A. DeCesaris, Sr., or Geaton A. DeCesaris, Jr. and members of their family control the acquiring entity following the acquisition of the Company or hold forty percent (40%) of the seats on the acquiring entity's Board of Directors;

               (ii) If the Company is subject to the reporting  requirements  of
          Section 13 or 15(d) (or any successor provision) of the Exchange Act, and any person (as defined in section 3(a)(9) of the Exchange Act), other than the Company, purchases shares pursuant to a tender offer or exchange offer to acquire common Stock of the company (or securities convertible into or exchangeable for or exercisable for Common Stock) for cash, securities or any other consideration, if after consummation of the offer, the person in question is the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the outstanding Common Stock of the company, determined in accordance with Rule 13d-3 under the Exchange Act (or any successor provision) or such lower percentages as may at any time be provided for in any similar provision for any director or officer of the company or of any subsidiary approved by the Board; provided, however, that for purposes of this subsection (ii), the following acquisitions shall not constitute a Change in Control: (A) any acquisition by Geaton A. DeCesaris, Sr. or Geaton A. DeCesaris, Jr. or members of their family or (B) any acquisition in which Geaton A. DeCesaris, Sr. or Geaton A. DeCesaris, Jr. and members of their family control the acquiring entity following the acquisition of the Company or hold forty percent (40%) of the seats on the acquiring entity's Board of Directors;

               (iii) If the stockholders or the Board approve any consolidation or merger of the Company (i) in which the Company is not the continuing or surviving corporation unless such merger is with a Subsidiary at least eighty percent (80%) of the voting power of which is held by the Company or (ii) pursuant to which the holders of the Company's shares of Common Stock immediately prior to such merger or consolidation would not be the holders immediately after such merger or consolidation of at least a majority of the voting power of the Company or such lower percentage as may at any time be provided for in any similar provision for any director or officer of the Company or of any Subsidiary approved by the Board; provided, however, that any merger or consolidation in which Geaton A. DeCesaris, Sr. or Geaton A. De Cassowaries, Jr. or members of their family control the acquiring or resulting entity or forty percent (40%) of the seats on such entity's Board of Directors shall not be deemed a "Change in Control";

               (iv) The stockholders or the Board shall have approved any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; or

               (v) Upon the election of one or more new directors of the Company, a majority of the directors holding office, including the newly elected directors, were not nominated as candidates by a majority of the directors in office immediately before such election.

         As used in this definition of "Change in Control", "Common Stock" means the Common Stock, or if changed, the capital stock of the Company as it shall be constituted from time to time entitling the holders thereof to share generally in the distribution of all assets available for distribution to the Company's stockholders after the distribution to any holders of capital stock with preferential rights.

         (e) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Internal Revenue Code.


                                      -3-